SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      21-Oct-02

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-08                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class A-1  $106,065,742.56 $8,269,844.90     $574,389.77
Class A-2   $18,030,000.00         $0.00      $97,639.89
Class A-3    $5,787,000.00         $0.00      $31,338.99
Class A-4   $32,160,836.00         $0.00     $174,164.20
Class A-5   $98,832,000.00         $0.00     $452,875.14
Class A-6   $15,204,923.00         $0.00      $82,340.93
Class A-7   $32,625,093.63 $11,307,257.01    $176,678.35
Class A-8   $16,598,000.00         $0.00      $89,885.02
Class A-9    $9,963,000.00         $0.00      $53,953.76
Class A-10   $3,303,000.00         $0.00      $17,887.11
Class X     $11,805,814.40         $0.00      $63,933.36
Class P        $503,327.46       $825.11           $0.00
Class B-1    $2,688,565.61     $3,036.14      $14,559.69
Class B-2    $1,152,243.12     $1,301.20       $6,239.88
Class B-3      $768,161.75       $867.47       $4,159.92
Class B-4      $384,081.37       $433.73       $2,079.96
Class B-5      $384,080.38       $433.73       $2,079.96
Class B-6      $384,081.14       $433.61       $2,079.96
Class A-R            $0.00         $0.00           $0.00

           PPIS            Prin Loss     End Bal
Class A-1          $133.00         $0.00  $97,795,897.66
Class A-2           $22.61         $0.00  $18,030,000.00
Class A-3            $7.26         $0.00   $5,787,000.00
Class A-4           $40.33         $0.00  $32,160,836.00
Class A-5          $104.86         $0.00  $98,832,000.00
Class A-6           $19.07         $0.00  $15,204,923.00
Class A-7           $40.91         $0.00  $21,317,836.62
Class A-8           $20.81         $0.00  $16,598,000.00
Class A-9           $12.49         $0.00   $9,963,000.00
Class A-10           $4.14         $0.00   $3,303,000.00
Class X             $14.80         $0.00  $10,942,168.37
Class P              $0.00         $0.00     $502,502.36
Class B-1            $3.37         $0.00   $2,685,529.47
Class B-2            $1.44         $0.00   $1,150,941.92
Class B-3            $0.96         $0.00     $767,294.28
Class B-4            $0.48         $0.00     $383,647.64
Class B-5            $0.48         $0.00     $383,646.65
Class B-6            $0.48         $0.00     $383,647.53
Class A-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class A-1       817.3300858    63.7264481
Class A-2      1000.0000000     0.0000000
Class A-3      1000.0000000     0.0000000
Class A-4      1000.0000000     0.0000000
Class A-5      1000.0000000     0.0000000
Class A-6      1000.0000000     0.0000000
Class A-7       501.6389691   173.8588344
Class A-8      1000.0000000     0.0000000
Class A-9      1000.0000000     0.0000000
Class A-10     1000.0000000     0.0000000
Class X         840.1180539     0.0000000
Class P         931.2239230     1.5265573
Class B-1       995.5194793     1.1242190
Class B-2       995.5194833     1.1242158
Class B-3       995.5194857     1.1242206
Class B-4       995.5194785     1.1242062
Class B-5       995.5194928     1.1242091
Class B-6       995.5195532     1.1238959
Class A-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class A-1         4.4261797   753.6036377     0.065000000
Class A-2         5.4154127  1000.0000000     0.065000000
Class A-3         5.4154127  1000.0000000     0.065000000
Class A-4         5.4154128  1000.0000000     0.065000000
Class A-5         4.5822723  1000.0000000     0.055000000
Class A-6         5.4154128  1000.0000000     0.065000000
Class A-7         2.7165821   327.7801346     0.065000000
Class A-8         5.4154125  1000.0000000     0.065000000
Class A-9         5.4154127  1000.0000000     0.065000000
Class A-10        5.4154127  1000.0000000     0.065000000
Class X           4.5495859   778.6598100     0.065000000
Class P           0.0000000   929.6973657     0.000000000
Class B-1         5.3911480   994.3952603     0.065000000
Class B-2         5.3911557   994.3952674     0.065000000
Class B-3         5.3911581   994.3952650     0.065000000
Class B-4         5.3911511   994.3952723     0.065000000
Class B-5         5.3911651   994.3952837     0.065000000
Class B-6         5.3911547   994.3956573     0.065000000
Class A-R         0.0000000     0.0000000     0.065000000

           **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
            174227.17     826549.83         1000777             0

iii)  Number and aggregate Stated Prin Bal of the Mortg Loans
           Number of Loans Ending Sched  Sched  Prin   Principal Prepayment
                  897     310044781       372331.18   19212101.85


iv) Servicing Fees                                          68672.88023



vi) Delinquency Information for all Mortgage Loans

1 Month Delinquent                  5.00      1930034.09
2 Month Delinquent                  0.00            0.00
3 Months or More Delinquent         0.00            0.00

vi) Mortgage Loans in Foreclosure Proceedings
Count                    0
Balance                  0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
Count                    0
Balance                  0

Mortgage Loans in Bankruptcy Proceedings
Count                    1
Balance            272,547



x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Prin Bal of Subs and Purchases
Number of Substitutions                         0
Principal Balance of Substitutions              0
Number of Purchases                             0
Purchase Price                                  0

xi,xvi) Cumulative Interest Shortfalls
xvii)   Realized Losses:
                           Class A-1                    0
                           Class A-2                    0
                           Class A-3                    0
                           Class A-4                    0
                           Class A-5                    0
                           Class A-6                    0
                           Class A-7                    0
                           Class A-8                    0
                           Class A-9                    0
                           Class A-10                   0
                           Class X                      0
                           Class B-1                    0
                           Class B-2                    0
                           Class B-3                    0
                           Class B-4                    0
                           Class B-5                    0
                           Class B-6                    0
                           Class A-R                    0
                           Total                        0

xvii)   Realized Losses:
                           Current                  0.00
                           Cumulative               0.00
                           Prior 3 Years            0.00


Gross Coupon     6.9728752%
Net Coupon       6.7228747%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Washington Mutual Bank, FA
Mortgage-Backed Pass-Through Certificates, Series 2002-S4

  21-Oct-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One